UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 31, 2005

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identifica- tion Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.                                              Other Events.

On January 31, 2005, Registrant issued a press release announcing the appointment of William W. Hunt, Executive Vice President of the Registrant, as president and chief executive officer of State Street Global Advisors (SSgA), Registrant’s investment management arm and a division of Registrant’s subsidiary State Street Bank and Trust Company.  Mr. Hunt, who will report to Ronald E. Logue, chairman and chief executive officer of Registrant, assumes the role, effective immediately, from Timothy B. Harbert, who passed away in August 2004.  The press release issued by Registrant in connection with the announcement is incorporated herein by reference.

Item 9.01.                                              Financial Statements and Exhibits.

(c)                                  The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ Edward J. Resch
	Name:	Edward J. Resch
	Title:	Executive Vice President, and Chief Financial Officer

Date: January 31, 2005

EXHIBIT INDEX

Exhibit

99.1                                                   Form of press release dated January 31, 2005